Fair value measurement and hierarchy	6 Months Ended
Feb. 28, 2026
Fair value measurement and hierarchy
Fair value measurement and hierarchy

22. Fair value measurement and hierarchy

The fair value measurement of the Company’s financial and non-financial assets and liabilities utilizes market observable inputs and data as far as possible. Inputs used in determining fair value measurements are categorized into different levels based on how observable the inputs used in the valuation technique utilized are (the “fair value hierarchy”):

●	Level 1: Quoted prices in active markets for identical items (unadjusted);
●	Level 2: Observable direct or indirect inputs other than Level 1 inputs; and
●	Level 3: Unobservable inputs (i.e., not derived from market data).

The classification of an item into the above levels is based on the lowest level of the inputs used that has a significant effect on the fair value measurement of the item. Transfers of items between levels are recognized in the period they occur.

The carrying amount of trade and other receivables, advances from related parties, floor plan financing and trade and other payables are assumed to approximate their fair value due to their short-term nature.

The fair value of long-term financial liabilities is estimated by discounting the remaining contractual maturities at the current market interest rate that is available for similar financial liabilities.

The fair value of the derivative liabilities related to the warrants issued is classified as Level 3 in the fair value hierarchy and is calculated using the Black-Scholes Option Pricing Model using the historical volatility of comparable companies as an estimate of future volatility. As at November 30, 2025, the Company used volatility of approximately 75% to 101% over the remaining contractual life in order to determine the fair value of the derivative liabilities.

The fair value of the derivative liabilities related to the Series A and B Convertible Preferred Shares is classified as Level 3 in the fair value hierarchy and is calculated using the Monte Carlo simulation run under the Geometric Brownian Motion model. The significant input assumptions into the model for each valuation date include the starting share price, a 70% volatility applied to the Series A and Series B Convertible Preferred Shares as at the issuance date, a 75% volatility applied to the Series A and Series B Convertible Preferred Shares as at November 30, 2025 and a risk-free rate based on the U.S. treasury rates matching the duration of each component of the Series A and Series B Convertible Preferred Shares.

The fair value of the derivative liabilities related to the Initial, Subsequent, and Real Estate Notes issued or issuable as consideration with respect to the NVG acquisition is classified as Level 3 in the fair value hierarchy [note 15]. Each of the three NVG-related convertible notes contains an embedded conversion feature that is required to be measured at fair value. These values are sensitive to changes in the Company’s share price, expected volatility, credit risk, and, in the case of the Subsequent Note, a 50% probability of issuance. The sharp decline in the Company’s share price between the acquisition date (June 20, 2025) and period-end resulted in a meaningful reduction in the fair value of these embedded derivatives since the acquisition of NVG.